Exhibit 99.1

EPIRUS and Livzon Mabpharm, Inc.

Enter Collaboration Agreement for China

Partners to develop, manufacture and commercialize up to five biosimilars, including EPIRUS’ BOW015, for Asian markets

BOSTON, September 25, 2014 - EPIRUS Biopharmaceuticals, Inc. (EPIRUS, NASDAQ: EPRS), a Boston-based biopharmaceutical company focused on the global development and commercialization of biosimilar monoclonal antibodies, announced today that it has signed a royalty-bearing, multi-product collaboration agreement with Livzon Mabpharm Inc. (Livzon), a Chinese biotechnology company focused on the development, manufacture, and sale of antibody-based drugs. Livzon was also a principal investor in the $36 million private financing round EPIRUS closed in April 2014, prior to becoming a public company.

Under the terms of the agreement, EPIRUS and Livzon will work together to develop, manufacture, and commercialize up to five biosimilar products. The first collaboration product is EPIRUS’ Remicade biosimilar BOW015 (infliximab), which was recently approved in India.  Livzon will conduct any additional development work necessary for the approval of BOW015 in China and Taiwan.  Livzon will also serve as the preferred supplier of BOW015 in these territories, following a transfer of EPIRUS’ SCALE™ manufacturing platform. Livzon will be responsible for all commercialization activities in its territories.

“We have established a significant collaboration with a strong partner in a compelling market,” said Amit Munshi, president and CEO of EPIRUS. “This agreement also reinforces the importance of our SCALE™ manufacturing platform for in market production globally.”

Daotian Fu, Ph.D., CEO of Livzon Mabpharm, Inc., said, “EPIRUS’ robust pipeline, business strategy and experienced management coupled with the market potential of biosimilars, made this an exciting collaboration for Livzon. We look forward to building a substantial biosimilars business for the China market.”  Dr. Fu is also a member of the EPIRUS board of directors.

About EPIRUS

EPIRUS is building a global biosimilar enterprise to improve patient access to important medicines. EPIRUS’ pipeline of biosimilar product candidates includes BOW015 (infliximab), BOW050 (adalimumab), and BOW030 (bevacizumab). The reference products for these product candidates — Remicade®, Humira®, and Avastin®, respectively — together generated $26.2 billion in global sales in 2013.

EPIRUS’ strategy for commercial success relies on targeted approaches for diverse global markets.

For emerging markets with accessible regulatory frameworks for biosimilars, EPIRUS develops partnerships with local companies to accelerate regulatory approval and commercialize its products.

For high-growth global markets where local manufacturing confers strategic and operational advantages, EPIRUS intends to use its SCALE™ platform to deliver an In Market, For Market™ manufacturing solution with local partners.

For large markets with an established biosimilar regulatory framework, such as Europe, EPIRUS plans to commercialize its products using a combination of direct sales and local distributors.

More information about EPIRUS can be found at www.epirusbiopharma.com

About BOW015

BOW015 is a biosimilar version of infliximab, a biologic therapy marketed under the name Remicade. EPIRUS has previously reported positive Phase 1 and Phase 3 clinical data for BOW015. The Phase 3 trial previously met its predefined endpoint and demonstrated the comparability of BOW015 to Remicade, as measured by ACR20 response in severe rheumatoid arthritis (RA) patients. The study also showed no meaningful differences between BOW015 and Remicade with regard to safety or immunogenicity. Recently, Epirus announced 58 week data for its Phase 3 trial, which demonstrated therapeutic equivalence to Remicade and confirmed the safety of switching from Remicade to BOW015.

More data on the Phase 3 study is available at www.abstracts2view.com/eular/.

EPIRUS is actively progressing applications for marketing approval for BOW015 in targeted global markets.  EPIRUS also plans to initiate an additional Phase 3 trial in Europe in early 2015.

About Livzon Mabpharm, Inc.

Founded in 2010, Livzon Mabpharm, Inc. is one of the major biotechnology companies to enter biologics research and development in China. It is mainly focused on development, manufacturing and sale of antibody-based drugs. It is equipped with a world-class technical and scientific research team, core technology platforms, and advanced R&D facilities. The company’s controlling shareholder is Livzon Pharmaceutical Group, Inc. (“Livzon”, a pharmaceutical listed company in Mainland China and in Hong Kong (Stock code:000513.SZ, 01513.HK)), which holds 51% shares of Livzon Mabpharm, Inc. Livzon is a diversified pharmaceutical enterprise integrating development & research, production and sales of pharmaceutical products, operating to manufacture drug products, bulk medicines and intermediates, as well as diagnostic reagents and equipment. Livzon Mabpharm, Inc. was founded as the strategic R&D transformation of Livzon Pharmaceutical Group. Inc., focusing on development of antibody based drugs and vaccines.

More information about Livzon can be found at www.livzon.com.cn.

Forward Looking Statements

Any statements made herein relating to future financial or business performance, conditions, plans, prospects, trends, or strategies and other financial and business matters, including the development and prospects of BOW015 and EPIRUS’ collaboration with Livzon, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In addition, when or if used in this document, the words “may,” “could,” “should,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict” and similar expressions and their variants, as they relate to EPIRUS or its management, before or after the recent Zalicus merger, may identify forward-looking statements. EPIRUS cautions that these forward-looking statements are subject to numerous assumptions, risks, and uncertainties, which change over time. Important factors that may cause actual results to differ materially from the results discussed in the forward-looking statements or historical experience include risks and uncertainties, including the failure by EPIRUS to secure and maintain relationships with collaborators; risks relating to clinical trials; risks relating to the commercialization, if any, of EPIRUS’ proposed product candidates (such as marketing, regulatory, product liability, supply, competition, and other risks); dependence on the efforts of third parties; dependence on intellectual property; and risks that EPIRUS may lack the financial resources and access to capital to fund proposed operations. Further information on the factors and risks that could affect EPIRUS’ business, financial conditions and results of operations are contained in EPIRUS’ filings with the U.S. Securities and Exchange Commission, which are available at www.sec.gov.

Other risks and uncertainties are more fully described in EPIRUS’ filings with the U.S. Securities and Exchange Commission, which are available at www.sec.gov. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The statements made herein speak only as of the date stated herein, and subsequent events and developments may cause EPIRUS’ expectations and beliefs to change.

While EPIRUS may elect to update these forward-looking statements publicly at some point in the future, EPIRUS specifically disclaims any duty or obligation to do so, whether as a result of new information, future events or otherwise, except as required by law.  These forward-looking statements should not be relied upon as representing EPIRUS’ views as of any date after the date stated herein.

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For Inquiries:

Russo Partners LLC

Tony Russo, 212-845-4251

tony.russo@russopartnersllc.com

or

Andrea Flynn, 646-942-5631

andrea.flynn@russopartnersllc.com

Remicade® is a registered trademark of Johnson and Johnson (www.jnj.com)

Humira® is a registered trademark of AbbVie (www.abbvie.com)

Avastin® is a registered trademark of Genentech (www.gene.com)